Form of Opinion

Dykema Gossett PLLC 400 Renaissance Center Detroit, Michigan 48243 www.dykema.com Tel: (313) 568-6800 Fax: (313) 568-6735
April __, 2010
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
Ladies and Gentlemen:
     You have requested our opinion as counsel to John Hancock Trust (the “Trust”) on the Federal income tax consequences of the acquisition of the assets and liabilities of the All Cap Growth Trust, a separate series of the Trust (the “Acquired Fund”), by the Capital Appreciation Trust, another separate series of the Trust (the “Acquiring Fund”), under the Internal Revenue Code of 1986, as amended (the “Code”).
BACKGROUND
     The acquisition will occur pursuant to the Agreement and Plan of Reorganization dated                     , 2010 (the “Plan of Reorganization”) adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund. This opinion is furnished to you pursuant to the Plan of Reorganization. The Trust is a Massachusetts business trust organized as a series company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the management type. The Acquired Fund and the Acquiring Fund are each generally treated as an open-end investment company of the management type for 1940 Act purposes and each is treated as a separate corporation for Federal income tax purposes.
     Where relevant, capitalized terms not otherwise defined herein have the meanings they have for the purposes of the Plan Reorganization. For purposes of this opinion, all statutory references are to the Code unless otherwise specified.
     In connection with the preparation of this opinion, we have, among other things, reviewed, and relied upon the accuracy of, the following documents:
1.	The Plan of Reorganization;

2.	The Registration Statement on Form N-14 under the Securities Act of 1933 that relates to the acquisition transaction between the Acquiring
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

Fund and the Acquired Fund, as filed with the Securities and Exchange Commission (the “Registration Statement”); and

3.	An Officer’s Certificate provided to us by the Trust on behalf of the Acquired Fund and the Acquiring Fund (the “Certificate”).
     In rendering this opinion, we have assumed that the Reorganization (as defined below) will be carried out pursuant to the terms of the Plan of Reorganization and in accordance with the Certificate. In addition, we have further assumed that factual statements and information contained in the Registration Statement, the Certificate, and other documents, records and instruments supplied to us are correct and that there has been no material change with respect to such facts or information prior to the time of the Reorganization.
SUMMARY OF RELEVANT FACTS
     1. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is registered under the 1940 Act as an open-end management investment company.
     2. The Acquired Fund has been a regulated investment company (“RIC”) under Code Section 851 since the date of its organization through the end of its last complete taxable year and will qualify as a RIC for the taxable year ending on the Exchange Date.
     3. The Acquiring Fund has been a separate RIC within the meaning of Code Section 851 since the date of its organization, and will qualify as a RIC for the taxable year including the Exchange Date.
     4. The Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has determined, for valid business reasons set forth under the section titled “Information About The Reorganization” in the Registration Statement, to combine the assets and liabilities (if any) of the Acquired Fund into the Acquiring Fund, and has adopted the Plan of Reorganization, subject to, among other things, approval by the shareholders of the Acquired Fund (the “Reorganization”).
     5. The Trust on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Code Section 852(b)(2) for its taxable year ending on the Exchange Date and all of its net capital gain as such
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

term is used in Code Section 852(b)(3), after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.
     6. On the Exchange Date, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Exchange Date, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV voting shares of the Acquiring Fund as determined pursuant to the Plan of Reorganization.
     Any Series I, Series II and NAV shares of capital stock of the Acquired Fund held in the treasury of the Trust on the Exchange Date shall thereupon be retired. Such transactions shall take place on the Exchange Date. All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.
     7. As of the Exchange Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Acquiring Fund received pursuant to the Plan of Reorganization in actual or constructive exchange for the shares of the Acquired Fund held by its shareholders. The holders of Series I, Series II and NAV shares of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund.
     8. The liquidation and distribution will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of shares of the Acquiring Fund due such shareholders. The Acquiring Fund will not issue certificates representing shares of the Acquiring Fund in connection with such exchange.
     9. As soon as practicable after the Exchange Date, the Trust shall take all the necessary steps under Massachusetts law, the Trust’s Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.
     If the Reorganization is effected on a factual basis different from that contemplated above, part or all of the opinion expressed herein may be inapplicable. Further, our opinion
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

expressed herein is based upon existing law, regulations, administrative pronouncements and judicial authority, all as in effect as of today’s date. This opinion represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service (“IRS”) or the courts. Accordingly, no assurance can be given that the opinion expressed herein, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely may be changed at any time, potentially with retroactive effect. No assurances can be given as to the effect of any such changes on the conclusions expressed in this opinion.
     Based on the Code, Treasury Regulations issued thereunder, IRS rulings and relevant case law, as of the date hereof, and on the facts, representations and assumptions set forth above, and the documents, records and other instruments we have reviewed, it is our opinion that, under current Federal income tax law in effect as of this date:
(i)	The acquisition by the Acquiring Fund of all the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the shares of the Acquiring Fund by the Acquired Fund, as described above, will qualify as a reorganization within the meaning of Code Section 368(a)(1). The Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Code Section 368(b).

(ii)	The Acquired Fund will not recognize any gain or loss upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, and the subsequent distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation. (Code Sections 361(a), 357(a), 361(c))

(iii)	The Acquiring Fund will not recognize any gain or loss on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, if any. (Code Section 1032(a))

(iv)	The basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization. (Code Section 362(b))
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John Hancock Trust
April ___, 2010

(v)	The Acquiring Fund’s holding periods for the Acquired Fund’s assets acquired in the Reorganization will include the periods during which the Acquired Fund held such assets. (Code Section 1223(2))

(vi)	The aggregate basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund surrendered in exchange therefor. (Code Section 358(a)(1))

(vii)	The holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will include the period during which such shareholder held the shares of the Acquired Fund surrendered in exchange therefor, provided that such shareholder held the shares of the Acquired Fund as a capital asset on the Exchange Date. (Code Section 1223(1))

(viii)	The shareholders of the Acquired Fund will not recognize any gain or loss upon the receipt of shares of the Acquiring Fund solely in exchange for their shares in the Acquired Fund. (Code Section 354(a))

(ix)	Pursuant to Code Section 381(a) and Treasury Regulations Section 1.381(a)-1, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Code Section 381(c), subject to the provisions and limitations specified in Code Sections 381, 382, 383, and 384, and the Treasury Regulations thereunder.
     The opinion expressed herein is rendered only with respect to the specific matters discussed herein. We express no opinion with respect to any other Federal, state, local, or foreign income tax or legal aspect of the Reorganization, and no inference should be drawn with respect to any matter not expressly opined upon. In accordance with the foregoing limitation, we express no opinion with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under Federal income tax principles. We express our opinion herein exclusively for the purpose of ascertaining the Federal income tax consequences of the Reorganization contemplated in the Plan of Reorganization to the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund on their receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund pursuant to the Plan of Reorganization. We assume no responsibility to update our opinion in the event of a subsequent change in the
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

law or facts. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, other than those specifically listed above, without our prior written consent.
Very truly yours,
Dykema Gossett pllc
California | Illinois | Michigan | Texas | Washington D.C.

Form of Opinion

Dykema Gossett PLLC 400 Renaissance Center Detroit, Michigan 48243 www.dykema.com Tel: (313) 568-6800 Fax: (313) 568-6735
April __, 2010
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
Ladies and Gentlemen:
     You have requested our opinion as counsel to John Hancock Trust (the “Trust”) on the Federal income tax consequences of the acquisition of the assets and liabilities of the Overseas Equity Trust, a separate series of the Trust (the “Acquired Fund”), by the International Value Trust, another separate series of the Trust (the “Acquiring Fund”), under the Internal Revenue Code of 1986, as amended (the “Code”).
BACKGROUND
     The acquisition will occur pursuant to the Agreement and Plan of Reorganization dated                     , 2010 (the “Plan of Reorganization”) adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund. This opinion is furnished to you pursuant to the Plan of Reorganization. The Trust is a Massachusetts business trust organized as a series company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the management type. The Acquired Fund and the Acquiring Fund are each generally treated as an open-end investment company of the management type for 1940 Act purposes and each is treated as a separate corporation for Federal income tax purposes.
     Where relevant, capitalized terms not otherwise defined herein have the meanings they have for the purposes of the Plan Reorganization. For purposes of this opinion, all statutory references are to the Code unless otherwise specified.
     In connection with the preparation of this opinion, we have, among other things, reviewed, and relied upon the accuracy of, the following documents:
1.	The Plan of Reorganization;

2.	The Registration Statement on Form N-14 under the Securities Act of 1933 that relates to the acquisition transaction between the Acquiring

California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

Fund and the Acquired Fund, as filed with the Securities and Exchange Commission (the “Registration Statement”); and

3.	An Officer’s Certificate provided to us by the Trust on behalf of the Acquired Fund and the Acquiring Fund (the “Certificate”).
     In rendering this opinion, we have assumed that the Reorganization (as defined below) will be carried out pursuant to the terms of the Plan of Reorganization and in accordance with the Certificate. In addition, we have further assumed that factual statements and information contained in the Registration Statement, the Certificate, and other documents, records and instruments supplied to us are correct and that there has been no material change with respect to such facts or information prior to the time of the Reorganization.
SUMMARY OF RELEVANT FACTS
     1. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is registered under the 1940 Act as an open-end management investment company.
     2. The Acquired Fund has been a regulated investment company (“RIC”) under Code Section 851 since the date of its organization through the end of its last complete taxable year and will qualify as a RIC for the taxable year ending on the Exchange Date.
     3. The Acquiring Fund has been a separate RIC within the meaning of Code Section 851 since the date of its organization, and will qualify as a RIC for the taxable year including the Exchange Date.
     4. The Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has determined, for valid business reasons set forth under the section titled “Information About The Reorganization” in the Registration Statement, to combine the assets and liabilities (if any) of the Acquired Fund into the Acquiring Fund, and has adopted the Plan of Reorganization, subject to, among other things, approval by the shareholders of the Acquired Fund (the “Reorganization”).
     5. The Trust on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Code Section 852(b)(2) for its taxable year ending on the Exchange Date and all of its net capital gain as such
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

term is used in Code Section 852(b)(3), after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.
     6. On the Exchange Date, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Exchange Date, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series II and NAV voting shares of the Acquiring Fund as determined pursuant to the Plan of Reorganization.
     Any Series II and NAV shares of capital stock of the Acquired Fund held in the treasury of the Trust on the Exchange Date shall thereupon be retired. Such transactions shall take place on the Exchange Date. All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.
     7. As of the Exchange Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Acquiring Fund received pursuant to the Plan of Reorganization in actual or constructive exchange for the shares of the Acquired Fund held by its shareholders. The holders of Series II and NAV shares of the Acquired Fund will receive, respectively, Series II and NAV shares of the Acquiring Fund.
     8. The liquidation and distribution will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of shares of the Acquiring Fund due such shareholders. The Acquiring Fund will not issue certificates representing shares of the Acquiring Fund in connection with such exchange.
     9. As soon as practicable after the Exchange Date, the Trust shall take all the necessary steps under Massachusetts law, the Trust’s Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.
     If the Reorganization is effected on a factual basis different from that contemplated above, part or all of the opinion expressed herein may be inapplicable. Further, our opinion
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

expressed herein is based upon existing law, regulations, administrative pronouncements and judicial authority, all as in effect as of today’s date. This opinion represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service (“IRS”) or the courts. Accordingly, no assurance can be given that the opinion expressed herein, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely may be changed at any time, potentially with retroactive effect. No assurances can be given as to the effect of any such changes on the conclusions expressed in this opinion.
     Based on the Code, Treasury Regulations issued thereunder, IRS rulings and relevant case law, as of the date hereof, and on the facts, representations and assumptions set forth above, and the documents, records and other instruments we have reviewed, it is our opinion that, under current Federal income tax law in effect as of this date:
(x)	The acquisition by the Acquiring Fund of all the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the shares of the Acquiring Fund by the Acquired Fund, as described above, will qualify as a reorganization within the meaning of Code Section 368(a)(1). The Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Code Section 368(b).

(xi)	The Acquired Fund will not recognize any gain or loss upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, and the subsequent distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation. (Code Sections 361(a), 357(a), 361(c))

(xii)	The Acquiring Fund will not recognize any gain or loss on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, if any. (Code Section 1032(a))

(xiii)	The basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization. (Code Section 362(b))
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John Hancock Trust
April ___, 2010

(xiv)	The Acquiring Fund’s holding periods for the Acquired Fund’s assets acquired in the Reorganization will include the periods during which the Acquired Fund held such assets. (Code Section 1223(2))

(xv)	The aggregate basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund surrendered in exchange therefor. (Code Section 358(a)(1))

(xvi)	The holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will include the period during which such shareholder held the shares of the Acquired Fund surrendered in exchange therefor, provided that such shareholder held the shares of the Acquired Fund as a capital asset on the Exchange Date. (Code Section 1223(1))

(xvii)	The shareholders of the Acquired Fund will not recognize any gain or loss upon the receipt of shares of the Acquiring Fund solely in exchange for their shares in the Acquired Fund. (Code Section 354(a))

(xviii)	Pursuant to Code Section 381(a) and Treasury Regulations Section 1.381(a)-1, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Code Section 381(c), subject to the provisions and limitations specified in Code Sections 381, 382, 383, and 384, and the Treasury Regulations thereunder.
     The opinion expressed herein is rendered only with respect to the specific matters discussed herein. We express no opinion with respect to any other Federal, state, local, or foreign income tax or legal aspect of the Reorganization, and no inference should be drawn with respect to any matter not expressly opined upon. In accordance with the foregoing limitation, we express no opinion with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under Federal income tax principles. We express our opinion herein exclusively for the purpose of ascertaining the Federal income tax consequences of the Reorganization contemplated in the Plan of Reorganization to the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund on their receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund pursuant to the Plan of Reorganization. We assume no responsibility to update our opinion in the event of a subsequent change in the
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

law or facts. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, other than those specifically listed above, without our prior written consent.
Very truly yours,
Dykema Gossett pllc
California | Illinois | Michigan | Texas | Washington D.C.

Form of Opinion

Dykema Gossett PLLC 400 Renaissance Center Detroit, Michigan 48243 www.dykema.com Tel: (313) 568-6800 Fax: (313) 568-6735
April ___, 2010
John Hancock Trust
601 Congress Street
Boston, Massachusetts
Ladies and Gentlemen:
     You have requested our opinion as counsel to John Hancock Trust (the “Trust”) on the Federal income tax consequences of the proposed acquisition of the assets and liabilities of the Pacific Rim Trust, a separate series of the Trust (the “Acquired Fund”), by the International Equity Index Trust A, another separate series of the Trust (the “Acquiring Fund”), under the Internal Revenue Code of 1986, as amended (the “Code”).
BACKGROUND
     The acquisition will occur pursuant to the Agreement and Plan of Reorganization dated                     , 2010 (the “Plan of Reorganization”) adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund. This opinion is furnished to you pursuant to the Plan of Reorganization. The Trust is a Massachusetts business trust organized as a series company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the management type. The Acquired Fund and the Acquiring Fund are each generally treated as an open-end investment company of the management type for 1940 Act purposes and each is treated as a separate corporation for Federal income tax purposes.
     Where relevant, capitalized terms not otherwise defined herein have the meanings they have for the purposes of the Plan of Reorganization. For purposes of this opinion, all statutory references are to the Code unless otherwise specified.
     In connection with the preparation of this opinion, we have, among other things, reviewed, and relied upon the accuracy of, the following documents:
1.	The Plan of Reorganization;

2.	The Registration Statement on Form N-14 under the Securities Act of 1933 that relates to the acquisition transaction between the Acquiring Fund and the Acquired Fund, as filed with the Securities and Exchange Commission (the “Registration Statement”); and
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

3.	An Officer’s Certificate provided to us by the Trust on behalf of the Acquired Fund and the Acquiring Fund (the “Certificate”).
     In rendering this opinion, we have assumed that the Reorganization (as defined below) will be carried out pursuant to the terms of the Plan of Reorganization and in accordance with the Certificate. In addition, we have further assumed that factual statements and information contained in the Registration Statement, the Certificate, and other documents, records and instruments supplied to us are correct and that there has been no material change with respect to such facts or information prior to the time of the Reorganization.
SUMMARY OF RELEVANT FACTS AND ASSUMPTIONS
     Based on the Plan of Reorganization, Registration Statement and Certificate:
     1. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is registered under the 1940 Act as an open-end management investment company.
     2. The Acquired Fund has been a regulated investment company (“RIC”) under Code Section 851 since the date of its organization through the end of its last complete taxable year and will qualify as a RIC for the taxable year ending on the Exchange Date.
     3. The Acquiring Fund has been a separate RIC within the meaning of Code Section 851 since the date of its organization, and will qualify as a RIC for the taxable year including the Exchange Date.
     4. The Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has determined, for valid business reasons set forth under the section titled “Information About The Reorganization” in the Registration Statement, to combine the assets and liabilities (if any) of the Acquired Fund into the Acquiring Fund, and has adopted the Plan of Reorganization, subject to, among other things, approval by the shareholders of the Acquired Fund (the “Reorganization”).
     5. The Trust on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Code Section 852(b)(2) for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Code Section 852(b)(3), after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

     6. On the Exchange Date, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Exchange Date, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV voting shares of the Acquiring Fund as determined pursuant to the Plan of Reorganization.
     Any Series I, Series II and NAV shares of capital stock of the Acquired Fund held in the treasury of the Trust on the Exchange Date shall thereupon be retired. Such transactions shall take place on the Exchange Date. All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determinations of the Custodian shall be conclusive and binding on all parties in interest.
     7. As of the Exchange Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Acquiring Fund received pursuant to the Plan of Reorganization in actual or constructive exchange for the shares of the Acquired Fund held by its shareholders. The holders of Series I, Series II and NAV shares of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund.
     8. The liquidation and distribution will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of shares of the Acquiring Fund due such shareholders. The Acquiring Fund will not issue certificates representing shares of the Acquiring Fund in connection with such exchange.
     9. As soon as practicable after the Exchange Date, the Trust shall take all the necessary steps under Massachusetts law, the Trust’s Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.
     10. The shareholders of record of Series I, Series II and NAV shares of the Acquired and Acquiring Funds are separate accounts of insurance companies, which hold such shares as underlying investments for variable annuity or variable life insurance contracts issued by such insurance companies (the “Contracts”), or are other separate series of the Trust the shareholders of record of which are such separate accounts. The owners of the Contracts (“Contract Owners”) have instructed the insurance companies, pursuant to the terms of their Contracts, to allocate a
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John Hancock Trust
April ___, 2010

portion of the value of such Contracts to the sub-accounts of each such insurance company’s separate accounts that invest in shares of separate series of the Trust, including shares of the Acquired and Acquiring Funds.
     11. The Acquired Fund and the Acquiring Fund have been (and, in the case of the Acquiring Fund, following the Reorganization, will continue to be) managed in such a manner as to satisfy the diversification requirements of Code Section 817(h) and Treasury Regulations section 1.817-5(b). At all times since their issuance, all of the Contracts have been in substantial compliance with the safe harbor set forth in Rev. Rul. 2003-91, 2003-2 C.B. 347, such that none of the Contract Owners are taxed directly on the activities of the Acquired or Acquiring Funds.
     12. The investment strategies of the Acquired Fund and the Acquiring Fund are different insofar as the former is an actively managed equity fund and the latter, as an “index fund,” is passively managed and seeks to track the performance of its benchmark index. At the time the Plan of Reorganization was approved by the Board of Trustees, fewer than one-third of the securities held in the Acquired Fund met the investment objectives, strategies, policies, risks and restrictions of the Acquiring Fund. Following the Reorganization, the Acquiring Fund intends to retain and use in its business less than 34% of the historic business assets of the Acquired Fund. Because of the significant differences between the investment strategies and portfolio securities of the Acquired Fund and the Acquiring Fund, substantially all of the portfolio securities of the Acquired Fund will be sold in connection with the Combination, and this will preclude the Acquiring Fund from continuing the historic business of the Acquired Fund or using a significant portion of the Acquired Fund’s historic assets after the Combination.
     If the Reorganization is effected on a factual basis different from that contemplated above, part or all of the opinion expressed herein may be inapplicable. Further, our opinion expressed herein is based upon existing law, regulations, administrative pronouncements and judicial authority, all as in effect as of today’s date. This opinion represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service (“IRS”) or the courts. Accordingly, no assurance can be given that the opinion expressed herein, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely may be changed at any time, potentially with retroactive effect. No assurances can be given as to the effect of any such changes on the conclusions expressed in this opinion.
     Based on the Code, Treasury Regulations issued thereunder, IRS rulings and relevant case law, as of the date hereof, and on the facts, representations and assumptions set forth above, and the documents, records and other instruments we have reviewed, it is our opinion that, under current Federal income tax law in effect as of this date:
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

(i)	The transfer of the assets of the Acquired Fund to the Acquiring Fund will be treated as a sale of assets by the Acquired Fund, and the Acquired Fund will recognize gain or loss on each of the transferred assets as if it had disposed of those assets for an amount of cash equal to the sum of (a) the value of the Acquiring Fund shares received in the exchange and (b) the amount of Acquired Fund liabilities assumed by the Acquiring Fund.

(ii)	The Acquired Fund will be entitled to a deduction for dividends paid to its shareholders in an amount sufficient to offset its RIC taxable income and its capital gains and therefore will not incur any Federal income tax liability as a result of the sale.

(iii)	Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund on receipt of assets of the Acquired Fund in exchange for the shares of the Acquiring Fund and assumption of the Acquired Fund’s liabilities.

(iv)	Under Code Section 1012, the basis to the Acquiring Fund of the assets acquired from the Acquired Fund will be the fair market value of such assets on the Exchange Date.

(v)	The holding period for assets of the Acquiring Fund acquired from the Acquired Fund will start on the Exchange Date.

(vi)	Each shareholder of the Acquired Fund will receive dividend income to the extent of such shareholder’s share of all dividends declared and paid by the Acquired Fund, including any dividends that are to be declared and paid immediately before the Effective Time of the Reorganization.

(vii)	Each shareholder of the Acquired Fund will recognize gain or loss on the exchange of shares of the Acquired Fund for shares of the Acquiring Fund equal to the difference between (i) the value of the Acquiring Fund shares received and (ii) the shareholder’s adjusted basis for the shareholder’s shares in the Acquired Fund.

(viii)	The basis to each shareholder of the Acquired Fund for the shares acquired will be the fair market value of the shares of the Acquiring Fund on the Exchange Date.
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

(ix)	Each shareholder’s holding period for the shares of the Acquiring Fund will start on the Exchange Date.

(x)	If the Contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for Contract Owners whose contract values are determined by investment in shares of the Acquired Fund.
     The opinion expressed herein is rendered only with respect to the specific matters discussed herein. We express no opinion with respect to any other Federal, state, local, or foreign income tax or legal aspect of the Reorganization, and no inference should be drawn with respect to any matter not expressly opined upon. In accordance with the foregoing limitation, we express no opinion with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under Federal income tax principles. We express our opinion herein exclusively for the purpose of ascertaining the Federal income tax consequences of the Reorganization contemplated in the Plan of Reorganization to the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund on their receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund pursuant to the Plan of Reorganization. We assume no responsibility to update our opinion in the event of a subsequent change in the law or facts. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, other than those specifically listed above, without our prior written consent.
Very truly yours,
Dykema Gossett pllc
California | Illinois | Michigan | Texas | Washington D.C.

Form of Opinion

Dykema Gossett PLLC 400 Renaissance Center Detroit, Michigan 48243 www.dykema.com Tel: (313) 568-6800 Fax: (313) 568-6735
April __, 2010
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
Ladies and Gentlemen:
     You have requested our opinion as counsel to John Hancock Trust (the “Trust”) on the Federal income tax consequences of the acquisition of the assets and liabilities of the Short Term Bond Trust, a separate series of the Trust (the “Acquired Fund”), by the Short Term Government Income Trust, another separate series of the Trust (the “Acquiring Fund”), under the Internal Revenue Code of 1986, as amended (the “Code”).
BACKGROUND
     The acquisition will occur pursuant to the Agreement and Plan of Reorganization dated                     , 2010 (the “Plan of Reorganization”) adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund. This opinion is furnished to you pursuant to the Plan of Reorganization. The Trust is a Massachusetts business trust organized as a series company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the management type. The Acquired Fund and the Acquiring Fund are each generally treated as an open-end investment company of the management type for 1940 Act purposes and each is treated as a separate corporation for Federal income tax purposes.
     Where relevant, capitalized terms not otherwise defined herein have the meanings they have for the purposes of the Plan Reorganization. For purposes of this opinion, all statutory references are to the Code unless otherwise specified.
     In connection with the preparation of this opinion, we have, among other things, reviewed, and relied upon the accuracy of, the following documents:
1.	The Plan of Reorganization;

2.	The Registration Statement on Form N-14 under the Securities Act of 1933 that relates to the acquisition transaction between the Acquiring
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

Fund and the Acquired Fund, as filed with the Securities and Exchange Commission (the “Registration Statement”); and

3.	An Officer’s Certificate provided to us by the Trust on behalf of the Acquired Fund and the Acquiring Fund (the “Certificate”).
     In rendering this opinion, we have assumed that the Reorganization (as defined below) will be carried out pursuant to the terms of the Plan of Reorganization and in accordance with the Certificate. In addition, we have further assumed that factual statements and information contained in the Registration Statement, the Certificate, and other documents, records and instruments supplied to us are correct and that there has been no material change with respect to such facts or information prior to the time of the Reorganization.
SUMMARY OF RELEVANT FACTS
     1. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is registered under the 1940 Act as an open-end management investment company.
     2. The Acquired Fund has been a regulated investment company (“RIC”) under Code Section 851 since the date of its organization through the end of its last complete taxable year and will qualify as a RIC for the taxable year ending on the Exchange Date.
     3. The Acquiring Fund has been a separate RIC within the meaning of Code Section 851 since the date of its organization, and will qualify as a RIC for the taxable year including the Exchange Date.
     4. The Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has determined, for valid business reasons set forth under the section titled “Information About The Reorganization” in the Registration Statement, to combine the assets and liabilities (if any) of the Acquired Fund into the Acquiring Fund, and has adopted the Plan of Reorganization, subject to, among other things, approval by the shareholders of the Acquired Fund (the “Reorganization”).
     5. The Trust on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Code Section 852(b)(2) for its taxable year ending on the Exchange Date and all of its net capital gain as such
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

term is used in Code Section 852(b)(3), after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.
     6. On the Exchange Date, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Exchange Date, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional NAV voting shares of the Acquiring Fund as determined pursuant to the Plan of Reorganization.
     Any NAV shares of capital stock of the Acquired Fund held in the treasury of the Trust on the Exchange Date shall thereupon be retired. Such transactions shall take place on the Exchange Date. All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.
     7. As of the Exchange Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Acquiring Fund received pursuant to the Plan of Reorganization in actual or constructive exchange for the shares of the Acquired Fund held by its shareholders. The holders of NAV shares of the Acquired Fund will receive NAV shares of the Acquiring Fund.
     8. The liquidation and distribution will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of shares of the Acquiring Fund due such shareholders. The Acquiring Fund will not issue certificates representing shares of the Acquiring Fund in connection with such exchange.
     9. As soon as practicable after the Exchange Date, the Trust shall take all the necessary steps under Massachusetts law, the Trust’s Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.
     If the Reorganization is effected on a factual basis different from that contemplated above, part or all of the opinion expressed herein may be inapplicable. Further, our opinion
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

expressed herein is based upon existing law, regulations, administrative pronouncements and judicial authority, all as in effect as of today’s date. This opinion represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service (“IRS”) or the courts. Accordingly, no assurance can be given that the opinion expressed herein, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely may be changed at any time, potentially with retroactive effect. No assurances can be given as to the effect of any such changes on the conclusions expressed in this opinion.
     Based on the Code, Treasury Regulations issued thereunder, IRS rulings and relevant case law, as of the date hereof, and on the facts, representations and assumptions set forth above, and the documents, records and other instruments we have reviewed, it is our opinion that, under current Federal income tax law in effect as of this date:
(xix)	The acquisition by the Acquiring Fund of all the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the shares of the Acquiring Fund by the Acquired Fund, as described above, will qualify as a reorganization within the meaning of Code Section 368(a)(1). The Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Code Section 368(b).

(xx)	The Acquired Fund will not recognize any gain or loss upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, and the subsequent distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation. (Code Sections 361(a), 357(a), 361(c))

(xxi)	The Acquiring Fund will not recognize any gain or loss on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, if any. (Code Section 1032(a))

(xxii)	The basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization. (Code Section 362(b))
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

(xxiii)	The Acquiring Fund’s holding periods for the Acquired Fund’s assets acquired in the Reorganization will include the periods during which the Acquired Fund held such assets. (Code Section 1223(2))

(xxiv)	The aggregate basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund surrendered in exchange therefor. (Code Section 358(a)(1))

(xxv)	The holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will include the period during which such shareholder held the shares of the Acquired Fund surrendered in exchange therefor, provided that such shareholder held the shares of the Acquired Fund as a capital asset on the Exchange Date. (Code Section 1223(1))

(xxvi)	The shareholders of the Acquired Fund will not recognize any gain or loss upon the receipt of shares of the Acquiring Fund solely in exchange for their shares in the Acquired Fund. (Code Section 354(a))

(xxvii)	Pursuant to Code Section 381(a) and Treasury Regulations Section 1.381(a)-1, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Code Section 381(c), subject to the provisions and limitations specified in Code Sections 381, 382, 383, and 384, and the Treasury Regulations thereunder.
     The opinion expressed herein is rendered only with respect to the specific matters discussed herein. We express no opinion with respect to any other Federal, state, local, or foreign income tax or legal aspect of the Reorganization, and no inference should be drawn with respect to any matter not expressly opined upon. In accordance with the foregoing limitation, we express no opinion with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under Federal income tax principles. We express our opinion herein exclusively for the purpose of ascertaining the Federal income tax consequences of the Reorganization contemplated in the Plan of Reorganization to the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund on their receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund pursuant to the Plan of Reorganization.
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

We assume no responsibility to update our opinion in the event of a subsequent change in the law or facts. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, other than those specifically listed above, without our prior written consent.
Very truly yours,
Dykema Gossett pllc
California | Illinois | Michigan | Texas | Washington D.C.

Form of Opinion

Dykema Gossett PLLC 400 Renaissance Center Detroit, Michigan 48243 www.dykema.com Tel: (313) 568-6800 Fax: (313) 568-6735
April ___ 2010
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
Ladies and Gentlemen:
     You have requested our opinion as counsel to John Hancock Trust (the “Trust”) on the Federal income tax consequences of the acquisition of the assets and liabilities of the U.S. Government Securities Trust, a separate series of the Trust (the “Acquired Fund”), by the Short Term Government Income Trust, another separate series of the Trust (the “Acquiring Fund”), under the Internal Revenue Code of 1986, as amended (the “Code”).
BACKGROUND
     The acquisition will occur pursuant to the Agreement and Plan of Reorganization dated                     , 2010 (the “Plan of Reorganization”) adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund. This opinion is furnished to you pursuant to the Plan of Reorganization. The Trust is a Massachusetts business trust organized as a series company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company of the management type. The Acquired Fund and the Acquiring Fund are each generally treated as an open-end investment company of the management type for 1940 Act purposes and each is treated as a separate corporation for Federal income tax purposes.
     Where relevant, capitalized terms not otherwise defined herein have the meanings they have for the purposes of the Plan Reorganization. For purposes of this opinion, all statutory references are to the Code unless otherwise specified.
     In connection with the preparation of this opinion, we have, among other things, reviewed, and relied upon the accuracy of, the following documents:
1.	The Plan of Reorganization;

2.	The Registration Statement on Form N-14 under the Securities Act of 1933 that relates to the acquisition transaction between the Acquiring
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

Fund and the Acquired Fund, as filed with the Securities and Exchange Commission (the “Registration Statement”); and

3.	An Officer’s Certificate provided to us by the Trust on behalf of the Acquired Fund and the Acquiring Fund (the “Certificate”).
     In rendering this opinion, we have assumed that the Reorganization (as defined below) will be carried out pursuant to the terms of the Plan of Reorganization and in accordance with the Certificate. In addition, we have further assumed that factual statements and information contained in the Registration Statement, the Certificate, and other documents, records and instruments supplied to us are correct and that there has been no material change with respect to such facts or information prior to the time of the Reorganization.
SUMMARY OF RELEVANT FACTS
     1. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is registered under the 1940 Act as an open-end management investment company.
     2. The Acquired Fund has been a regulated investment company (“RIC”) under Code Section 851 since the date of its organization through the end of its last complete taxable year and will qualify as a RIC for the taxable year ending on the Exchange Date.
     3. The Acquiring Fund has been a separate RIC within the meaning of Code Section 851 since the date of its organization, and will qualify as a RIC for the taxable year including the Exchange Date.
     4. The Board of Trustees of the Trust, on behalf of the Acquired Fund and the Acquiring Fund, has determined, for valid business reasons set forth under the section titled “Information About The Reorganization” in the Registration Statement, to combine the assets and liabilities (if any) of the Acquired Fund into the Acquiring Fund, and has adopted the Plan of Reorganization, subject to, among other things, approval by the shareholders of the Acquired Fund (the “Reorganization”).
     5. The Trust on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Code Section 852(b)(2) for its taxable year ending on the Exchange Date and all of its net capital gain as such
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

term is used in Code Section 852(b)(3), after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.
     6. On the Exchange Date, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund all of the then existing assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of the Acquiring Fund will (A) assume and pay, to the extent that they exist on or after the Exchange Date, all of the obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II and NAV voting shares of the Acquiring Fund as determined pursuant to the Plan of Reorganization.
     Any Series I, Series II and NAV shares of capital stock of the Acquired Fund held in the treasury of the Trust on the Exchange Date shall thereupon be retired. Such transactions shall take place on the Exchange Date. All computations for the Acquired Fund and the Acquiring Fund shall be performed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Acquired Fund and the Acquiring Fund. The determination of the Custodian shall be conclusive and binding on all parties in interest.
     7. As of the Exchange Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the shares of the Acquiring Fund received pursuant to the Plan of Reorganization in actual or constructive exchange for the shares of the Acquired Fund held by its shareholders. The holders of Series I, Series II and NAV shares of the Acquired Fund will receive, respectively, Series I, Series II and NAV shares of the Acquiring Fund.
     8. The liquidation and distribution will be accomplished by the transfer of the shares of the Acquiring Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund to accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of shares of the Acquiring Fund due such shareholders. The Acquiring Fund will not issue certificates representing shares of the Acquiring Fund in connection with such exchange.
     9. As soon as practicable after the Exchange Date, the Trust shall take all the necessary steps under Massachusetts law, the Trust’s Agreement and Declaration of Trust and any other applicable law to effect a complete dissolution of the Acquired Fund.
     If the Reorganization is effected on a factual basis different from that contemplated above, part or all of the opinion expressed herein may be inapplicable. Further, our opinion
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

expressed herein is based upon existing law, regulations, administrative pronouncements and judicial authority, all as in effect as of today’s date. This opinion represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service (“IRS”) or the courts. Accordingly, no assurance can be given that the opinion expressed herein, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely may be changed at any time, potentially with retroactive effect. No assurances can be given as to the effect of any such changes on the conclusions expressed in this opinion.
     Based on the Code, Treasury Regulations issued thereunder, IRS rulings and relevant case law, as of the date hereof, and on the facts, representations and assumptions set forth above, and the documents, records and other instruments we have reviewed, it is our opinion that, under current Federal income tax law in effect as of this date:
(xxviii)	The acquisition by the Acquiring Fund of all the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the shares of the Acquiring Fund by the Acquired Fund, as described above, will qualify as a reorganization within the meaning of Code Section 368(a)(1). The Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Code Section 368(b).

(xxix)	The Acquired Fund will not recognize any gain or loss upon the transfer of all its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, and the subsequent distribution of those shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation. (Code Sections 361(a), 357(a), 361(c))

(xxx)	The Acquiring Fund will not recognize any gain or loss on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, if any. (Code Section 1032(a))

(xxxi)	The basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization. (Code Section 362(b))
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

(xxxii)	The Acquiring Fund’s holding periods for the Acquired Fund’s assets acquired in the Reorganization will include the periods during which the Acquired Fund held such assets. (Code Section 1223(2))

(xxxiii)	The aggregate basis of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund surrendered in exchange therefor. (Code Section 358(a)(1))

(xxxiv)	The holding period of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will include the period during which such shareholder held the shares of the Acquired Fund surrendered in exchange therefor, provided that such shareholder held the shares of the Acquired Fund as a capital asset on the Exchange Date. (Code Section 1223(1))

(xxxv)	The shareholders of the Acquired Fund will not recognize any gain or loss upon the receipt of shares of the Acquiring Fund solely in exchange for their shares in the Acquired Fund. (Code Section 354(a))

(xxxvi)	Pursuant to Code Section 381(a) and Treasury Regulations Section 1.381(a)-1, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Code Section 381(c), subject to the provisions and limitations specified in Code Sections 381, 382, 383, and 384, and the Treasury Regulations thereunder.
     The opinion expressed herein is rendered only with respect to the specific matters discussed herein. We express no opinion with respect to any other Federal, state, local, or foreign income tax or legal aspect of the Reorganization, and no inference should be drawn with respect to any matter not expressly opined upon. In accordance with the foregoing limitation, we express no opinion with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under Federal income tax principles. We express our opinion herein exclusively for the purpose of ascertaining the Federal income tax consequences of the Reorganization contemplated in the Plan of Reorganization to the Acquired Fund, the Acquiring Fund and the shareholders of the Acquired Fund on their receipt of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund pursuant to the Plan of Reorganization. We assume no responsibility to update our opinion in the event of a subsequent change in the
California | Illinois | Michigan | Texas | Washington D.C.

John Hancock Trust
April ___, 2010

law or facts. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, other than those specifically listed above, without our prior written consent.
Very truly yours,
Dykema Gossett pllc
California | Illinois | Michigan | Texas | Washington D.C.